MANNING & NAPIER FUND, INC.

(the “Fund”)

Rainier International Discovery Series – Class I, S, W and Z

(the “Series”)

Supplement dated October 28, 2026 to:

•	the Summary Prospectus dated March 1, 2026 for the Series (the “Summary Prospectus”); and
•	the Prospectus dated March 1, 2026 for the Series (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Summary Prospectus and the Prospectus and should be read in conjunction with the Summary Prospectus and the Prospectus.

Effective October 23, 2026, the portfolio management team of the Series changed as follows:

1.	Badan Tuladhar became a member of the Series’ portfolio management team.

Accordingly, effective immediately, the Summary Prospectus and the Prospectus are hereby supplemented and revised as follows:

1.	The header “Portfolio Manager” in the Series’ Summary Prospectus and the corresponding section of the Series’ Prospectus is changed to “Portfolio Managers.”
2.	The following disclosure is hereby added to the “Portfolio Managers” section of the Series’ Summary Prospectus and the corresponding section of the Series’ Prospectus:

Badan Tuladhar

Senior International Research Analyst, Rainier, has managed the Series since 2026.

3.	The following disclosure is hereby added to the “Portfolio Managers” sub-section in the “Management” section of the Series’ Prospectus:

Badan Tuladhar, Senior International Research Analyst, Rainier

Joined Rainier in 2018. Senior International Research Analyst since 2018. Member of the Series’ Portfolio Management Team since 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Rainier Supp 10.28.2026